Report of Independent
Registered Public Accounting Firm

To the Shareholders
and Board of Directors of
Federated Managed Pool
Series:

In planning and performing
our audit of the financial
 statements of Federated
 International Bond Strategy
Portfolio (one of the
 portfolios constituting
Federated Managed Pool
Series) (the "Fund") as
 of and for
the year ended November
30, 2009, in accordance
with the standards of
the Public Company Accounting
Oversight Board (United
States), we considered
 the Fund's internal
control over financial
reporting,
including controls over
safeguarding securities,
 as a basis for designing
our auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of expressing
an opinion on the effectiveness
of the Fund's internal
control over financial
reporting.  Accordingly,
we express no such opinion.

The management of the Fund
is responsible for establishing
and maintaining effective internal
 control
over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
are
required to assess the expected
 benefits and related costs of controls.
A company's internal control over
financial reporting is a
process designed to provide
reasonable assurance regarding
the reliability of
financial reporting and the
preparation of financial
statements for external purposes
in accordance with
generally accepted accounting
 principles.  A company's
internal control over financial
reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,
in reasonable detail,
accurately and fairly reflect
the transactions and dispositions
 of the assets of the company;
(2) provide
reasonable assurance that
transactions are recorded as
 necessary to permit preparation
of financial
statements in accordance with
generally accepted accounting
principles, and that receipts and
expenditures of the company are
being made only in accordance
with authorizations of management
 and
directors of the company; and
 (3) provide reasonable assurance
regarding prevention or timely
detection
of unauthorized acquisition,
use or disposition of a company's
assets that could have a material
effect on
the financial statements.

Because of its inherent
limitations, internal control over
financial reporting may not
prevent or detect
misstatements. Also, projections
of any evaluation of effectiveness
to future periods are subject to the
 risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance
with the policies or procedures may
deteriorate.

A deficiency in internal control over
 financial reporting exists when
the design or operation of a control
does not allow management or
 employees, in the normal course of
performing their assigned functions,
to
prevent or detect misstatements on a
timely basis.  A material weakness
is a deficiency, or a combination
of deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund's
internal control over financial
reporting was for the limited purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal control
that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States).  However, we
noted no deficiencies in the Fund's
 internal control over financial
reporting and its operation,
including controls over
safeguarding securities, that
 we consider to be a
material weakness as defined
above as of November 30, 2009.

This report is intended solely
for the information and use of
management and the Board of
Directors of
the Fund and the Securities and
Exchange Commission and is not
intended to be and should not be used
by anyone other than these
specified parties.




	ERNST & YOUNG LLP


Boston, Massachusetts
January 22, 2010